UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MADRIGAL PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903

Madrigal Pharmaceuticals, Inc.

Important Notice Regarding the

Availability of Proxy Materials

Stockholders Meeting to be held on

June 15, 2022

For Stockholders of record as of April 27, 2022

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, including the Notice, Proxy Statement, and Annual Report, and to obtain directions to attend the meeting, go to: www.proxydocs.com/MDGL

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials

and VOTE go to www.proxydocs.com/MDGL

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 03, 2022.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/MDGL	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.	* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Madrigal Pharmaceuticals, Inc.

Meeting Type: Annual Meeting of Stockholders

Date: Wednesday, June 15, 2022

Time: 9:00 AM, Eastern Time

Place: Annual Meeting to be held live via the Internet - please visit

            www.proxydocs.com/MDGL to register to attend the Annual Meeting

SEE REVERSE FOR FULL AGENDA

Madrigal Pharmaceuticals, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

         FOR ON PROPOSALS 1, 2 AND 3

PROPOSAL

1.	Re-election of Class III Directors

1.01 Keith R. Gollust

1.02 Richard S. Levy, M.D.

1.03 David Milligan, Ph.D.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

3.	Advisory vote to approve executive compensation.

To transact such other business that is properly presented at the meeting and any adjournments or postponements thereof and use the discretion to vote on such other matters as may be properly brought before the 2022 Annual Stockholder Meeting.